EXHIBIT 99.1



POINT BLANK                      NEWS FROM POINT BLANK SOLUTIONS, INC.
SOLUTIONS, INC.                  2102 SW 2nd Street * Pompano Beach, FL 33069
                                 Tel: 954-630-0900 * www.pointblanksolutions.com


                             COMPANY CONTACT: Media Relations/Investor Relations
                                              Glenn Wiener
                                              212-786-6013
                                              pr@PBSInc.com or ir@PBSInc.com


   POINT BLANK SOLUTIONS RESPONDS TO UNSOLICITED PROPOSAL FROM STEEL PARTNERS

POMPANO BEACH, FL, NOVEMBER 9, 2007 - Point Blank Solutions, Inc. (OTC Pink
Sheets: PBSO.PK), a leader in the field of protective body armor, responded in a letter dated today to the unsolicited proposal from Steel Partners II, L.P., received by the Company on October 30, 2007, to enter into negotiations to acquire all of the common stock of Point Blank Solutions, Inc.

The Company advised Steel Partners that the Board of Directors has determined it is not in the best interest of all shareholders to pursue Steel Partners' proposal at this time. "Our Board of Directors reviewed the proposal carefully and deliberately; we take our fiduciary duties very seriously," said Larry Ellis, the Company's President and Chief Executive Officer. The Company stressed that in order to maximize shareholder value, it should continue along the path of resolving legacy issues as well as implementing its growth and profitability strategy.

Response letter to unsolicited proposal from Steel Partners:

November 9, 2007


Steel Partners II, L.P.
590 Madison Avenue
32nd Floor
New York, NY  10022
Attention:  Warren G. Lichtenstein


Dear Mr. Lichtenstein:

Thank you for your letter of October 30, 2007. We appreciate your continued interest in Point Blank Solutions and your goal of maximizing shareholder value. It is a goal that the Company's Board of Directors and management team share.

As you may be aware, the Company has been dealing with many issues that arose under previous management. Among these issues are class action and derivative shareholder suits, numerous ongoing implications from the criminal indictments of former senior management, and various other investigations. Management has made it a priority to work towards addressing these matters, in order to bring the Company back into regulatory compliance and to institute appropriate controls and procedures. The Board of Directors and management believe that effectively resolving these issues is a crucial near-term step to position the Company for maximum shareholder value over time.

The Board and current management have made significant progress in resolving these and other pressing issues in an effort to maximize value for the entire shareholder base. This shareholder base includes relatively new shareholders such as Steel Partners as well as those shareholders, large and small, who have been longer-term holders of the Company's stock through a very difficult period. During this period, the Company has added five new independent directors to the seven member Board, bringing the total number of independent directors to six. The entire Board maintains an open mind to pursue the most effective path to maximizing shareholder value. We have recruited a new senior management team who, in addition to their efforts to resolve issues from the past, are intently focused on strategies for growth and enhanced profitability.


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Under the guidance of the Board and the leadership of new management, we have improved procedures, increased operating efficiencies, and continue to execute and refine a strategic plan designed to leverage the Company's competitive strengths. The Board of Directors has deliberately considered your letter and has discussed the proposal extensively with our advisors including, among others, Wachovia Securities, our financial advisors. After careful consideration, the Board has concluded that it should not pursue your proposal at this time and, in order to maximize value for its entire shareholder base over the long term, the Company should continue to make progress on resolving legacy issues as well as implementing its growth and profitability strategy.

We understand from your October 30 letter that you have had success in assisting companies in the defense industry. We are interested in discussing our strategy with you and would welcome your experience to help meet the Company's goals of growth and added value for all shareholders. To that end, the Company is prepared to enter into a Confidentiality and Non-Disclosure Agreement ("NDA"), in the form enclosed with this letter. Once this NDA is in place, we may be able to share with you the details of our strategic plan and our vision to increase market share, improve our operating and financial performance and the steps we intend to take to maximize long-term shareholder value. To enable us to have discussions, please execute the NDA and return it at your earliest convenience. We look forward to working together to build value for all of the Company's shareholders.

Sincerely,


Larry R. Ellis
President and Chief Executive Officer


ABOUT POINT BLANK SOLUTIONS, INC.

Point Blank Solutions, Inc. is a leader in the design and production of technologically advanced body armor systems for the U.S. Military, Government and law enforcement agencies, as well as select international markets. The Company is also recognized as the largest producer of soft body armor in the U.S. With state-of-the-art manufacturing and laboratory testing facilities, strategic technology and marketing alliances, and an ongoing commitment to drive innovation, Point Blank Solutions believes that it can deliver the most advanced body armor solutions, quicker and better than anyone in the industry.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about Point Blank Solutions, Inc. visit our website at www.PointBlankSolutionsInc.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) CHANGES IN THE COMPANY'S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (2) DE-LISTING FROM THE AMERICAN STOCK EXCHANGE, (3) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (4) ADDITIONAL FINANCING REQUIREMENTS, (5) DEVELOPMENT OF NEW PRODUCTS,
(6) GOVERNMENT APPROVAL PROCESSES, INCLUDING APPROVAL OF THE SETTLEMENT BY THE COURT, (7) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (8) TECHNOLOGICAL CHANGES, (9) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (10) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, (11) TURNOVER IN THE COMPANY'S SENIOR MANAGEMENT AND (12) OTHER UNCERTAINTIES


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DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION,
INCLUDING, WITHOUT LIMITATION, THOSE UNCERTAINTIES AND RISKS DISCUSSED IN DETAIL IN PART II ITEM 1A. "RISK FACTORS," IN THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2007. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.


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